UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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The Walt Disney Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Annual Meeting Shareholder Engagement Winter 2018 © Disney

Executive Summary  Meaningful progress in support of strategic growth initiatives, notably development of direct-to-consumer offerings and announced acquisition of 21st Century Fox  Mr. Iger’s employment extension will ensure stability as Disney navigates the acquisition of 21st Century Fox and the continued evolution of the media industry to create long-term value for shareholders  Executive compensation program reflects our pay for performance philosophy, aligning compensation goals and targets with the creation of value for our shareholders  Our highly engaged and diverse Board continues to evolve with our business and has added four new directors since January 1, 2016  The Board recommends voting AGAINST the shareholder proposal requesting an annual report disclosing information regarding our lobbying policies and activities  The Board recommends voting AGAINST the shareholder proposal requesting an amendment to our proxy access bylaw 2

Strategic Growth and Transformation Drive Strong Returns Total Shareholder Return (%) During Tenure as CEO1 457% to acquire Marvel Entertainment 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018  21st Century Fox Acquisition: Will expand our position as a premier global entertainment company and enhance our ability to better serve consumers with innovative DTC offerings  Direct-to-Consumer (“DTC”) Offerings: ESPN+ planned for 2018; Disney DTC offering planned for 2019  Parks and Resorts: Shanghai Disney Resort profitable ahead of schedule; improved performance at Disneyland Paris  Studio Entertainment: Six films generated >$600M in global box office 3 1 Represents TSR from September 30, 2005 through January 26, 2018 Key FY17 Achievements Dec-14-17: DIS enters into a definitive agreement to acquire 21st Century Fox Aug-31-09: DIS signs agreement Jan-24-06: DIS agrees to acquire Pixar 0% Aug. ‘17: DIS acquires controlling stake in BAMTech Oct-30-12: DIS agrees to acquire Lucasfilm Under Mr. Iger’s leadership, Disney has created tremendous shareholder value driven by organic investments and successful integration of key acquisitions

21st Century Fox Acquisition Enhances Disney’s Position as a Premier Global Entertainment Company 4 1 Represents key assets being acquired 2 Excludes purchase accounting The 21st Century Fox acquisition reflects our vision for the future:  Creating exceptional creative content by expanding iconic franchises for new generations of fans around the world  Growing our global presence through the addition of international content and distribution in key markets, as well as global platforms that complement our existing business  Innovatively using cutting edge technology by accelerating our DTC strategy, which is vital to the future of media business and will allow us to better serve consumers across the world Key anticipated financial benefits including $2B in cost synergies, EPS accretion for 2nd fiscal year post-close2, and enhancement of long-term growth profile TELEVISIONFILMDTC 75% 30% 1 39% 30% This transformative acquisition combines iconic entertainment franchises, extraordinary creative talent and broad international presence to create a multi-faceted global entertainment company with the content, platforms, and reach required to meet the growing demands of consumers worldwide

Company Has Delivered Exceptional Growth and Returns During Mr. Iger’s Tenure Revenue Growth ($M) Diluted EPS (Reported) Growth $5.69 TSR from Sept. 30, 2005 – Sept. 29, 2017 385% $55,137 FY05 FY17 FY05 FY17 Market Cap Growth ($B) Net Income From Continuing Operations Growth ($M) $148.9 $8,980 The Walt Disney Company S&P 500 Media Peers * * Market cap-weighted TSR for The Walt Disney Company, CBS, 21st Century Fox, Time Warner, Viacom, and Comcast FY05 FY17 FY05 FY17 5 $2,460 $45.8 $31,374 225% 164% $1.19 During Mr. Iger’s tenure, Disney’s shareholder returns have significantly outperformed the S&P 500 and peers Under Mr. Iger’s leadership, the company has delivered strong growth across key financial metrics

Annual Compensation Program Elements Pay Element Pay Philosophy Components Performance Element Incentive Total Shareholder Return (50%) 6 3-Year Relative 3-Year Relative Earnings Per Share Growth (50%) Annual Long-Term Equity Based Incentive Awards  Direct, substantial exposure to Disney’s stock price performance, to create alignment with shareholder interests and the long-term strategy of the company Share Price Appreciation Stock Options (50%) Performance Based RSUs (50%) Other Performance (Strategic) (30%) >90% of CEO pay is based on financial, strategic & share price performance Annual Cash Awards Cash  Incentivizes performance at the high end of ranges for financial performance measures to drive meaningful growth over the prior year Financial Performance (70%) Adjusted EPS (29%) Seg. Op. Inc. (25%) ROIC (25%) After-Tax FCF (21%) Base Salary Evaluated on an annual basis Cash  Reflects job responsibilities and provides competitive fixed pay to balance performance-based risks Executive Compensation Program Objectives:  Align compensation to the achievement of financial performance goals that drive business strategy and promote the creation of shareholder value  Provide compensation that is competitive with market levels and pay practices at Company peers  Balance compensation over the short-and long-term, with a majority of compensation being variable or performance-based

CEO Compensation Responsive to Company Performance

- Mr. Iger's bonus has been down the last 2 years reflecting moderating financial performance in FY16 as well as a decline in FY17 that reflected two meaningful headwinds[1] that were communicated at the beginning of the year

Financial Performance Factors[2] and Disney's 3-year Relative TSR[3] Performance vs. Media Peers


186%
106%
67%
152%
49%
26%
100%
20%
16%
FY15
FY16
FY17
Financial Performance Factors
DIS 3-Yr TSR
Media Peers 3-Yr TSR

Performance-Based Annual Bonus ($M)


$22.3
(10%)
$20.0
(24%)
$15.2
FY15
FY16
FY17

CEO Total Direct Comp. Reflects Performance

	FY15	FY16	FY17
Salary	$2.5M	$2.5M	$2.5M
Performance-Based Equity	$17.3M	$17.3M	$17.3M
Annual Bonus	$22.3M	$20.0M	$15.2M
Total Direct Compensation	**$42.1M**	**$39.8M**	**$35.0M**

[1] FY17 faced comparability challenges given the extraordinary success of Star Wars: The Force Awakens in fiscal 2016 and cost increases in Media Networks from renewal of key sports rights
[2] Financial performance factors represent a weighted average of four financial performance measures: segment operating income, adjusted EPS, after-tax free cash flow and return on invested capital
[3] TSR calculated from the last trading day of the 2012, 2013, and 2014 fiscal years through the last trading day of the 2015, 2016, and 2017 fiscal years, respectively

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Mr. Iger’s Contract Extension  The Board believed that Mr. Iger’s continued leadership was integral both to the closing of the transaction with 21st Century Fox and for the Company to achieve the full promise of its long term value for shareholders Target CEO Compensation Post-Completion of Acquisition 7%  Mr. Iger’s new employment agreement was designed to induce him to extend his employment beyond his planned retirement as well as provide meaningful incentives to drive long-term performance 52% 41%  Equity award granted in connection with Mr. Iger’s extension is designed to achieve both retention goals and performance alignment, and is comprised of:  ¼ RSUs that vest over 4 years Base Salary Target Annual Incentive Annual Target Long-Term Incentive Award  ¾ PSUs that vest on December 31, 2021 if acquisition is completed and relative TSR performance goals are achieved 8 In December 2017 the Board extended Mr. Iger’s employment agreement to December 31, 2021, subject to the closing of the 21st Century Fox acquisition

Highly Engaged and Diverse Board of Directors

Our Directors bring a diverse range of knowledge, perspective and experience to guide and drive long-term value for the Company and shareholders

Director Nominees



Robert A. Iger

Chairman and Chief Executive Officer, The Walt Disney Company



Susan E. Arnold

Operating Executive, The Carlyle Group



Mary T. Barra
Effective August '17

Chairman and Chief Executive Officer, General Motors



Safra A. Catz
Elected December '17; Effective February '18

Chief Executive Officer, Oracle Corporation



John S. Chen

Executive Chair and Chief Executive Officer, BlackBerry, Ltd.



Francis A. deSouza
Elected December '17; Effective February '18
President and Chief Executive Officer, Illumina, Inc.



Maria Elena Lagomasino

Chief Executive Officer and Managing Partner, WE Family Offices



Fred H. Langhammer

Chairman, Global Affairs, The Estée Lauder Companies Inc.



Aylwin B. Lewis

Former Chairman, Chief Executive Officer and President, Potbelly Corporation



Mark G. Parker
Effective January '16

President and Chief Executive Officer, NIKE, Inc.

The Board regularly evaluates the skills and experiences necessary to oversee our evolving business and this has resulted in ongoing and regular refreshment of our Board

- Four new directors have joined the Board since January 1, 2016: *Mary Barra, Safra Catz, Francis deSouza, Mark Parker*

Exceptionally Diverse Perspectives


Ethnic/Gender
Diverse
70%

Avg. Independent Director Tenure

6 years

Notable Qualifications and Experience

- ✓ Brand management
- ✓ Multi-national business management
- ✓ Technology
- ✓ Consumer experience
- ✓ Finance and accounting
- ✓ Risk management
- ✓ Strategic planning
- ✓ Business innovation
- ✓ Cybersecurity

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Corporate & Compensation Governance Practices Reflect Strong, Independent Oversight Corporate Governance Compensation Governance  Align pay with Company performance  Strong Independent Lead Director role with clearly defined responsibilities Proxy access right with provisions that align with market standard (3 / 3 / 20 / 20)  Require significant stock ownership (5x base salary for CEO, 3x base salary for other executives)   Majority voting in Director elections  Have a double trigger provision upon a change of control  Annually elected Board  Employ an independent compensation consultant  Shareholder ability to act by written consent  Shareholder ability to call a special meeting  Regularly review compensation program  Annual disclosure of detailed political contributions Ø Prohibition on hedging and pledging of Company stock  Highly engaged, diverse Board Ø No tax gross-ups for executives  9 of 10 Director nominees are independent  Long-standing shareholder engagement practice (contacted 80% of largest 50 investors in FY17) Ø No excessive bonus payments (cap of 2x target bonus for all NEOs) Ø Discourage inappropriate risk taking through our compensation program  Regular review of governance practices 10

Shareholder Proposal on Lobbying Activities is Unnecessary and Would Create Redundancies  Shareholder proposal: Requests the Company prepare an annually-updated report disclosing additional information regarding lobbying activities Disney currently provides substantial disclosure regarding our political and lobbying activities  The Company discloses on its website the contributions made directly and through our political action committees to candidates, political parties, and organizations that promote or oppose candidates or ballot initiatives  All political contributions are approved by the Company's Senior Vice President for Governmental Relations  In addition to filing reports regarding our lobbying with the U.S. House of Representatives and the U.S. Senate, the Company files extensive lobbying disclosure reports as required by state law  These reports detail the issues the Company lobbied on and the amounts expended on lobbying activities The proposal seeks further detail about Company activities, including contributions to trade associations - These details would be misleadingly suggestive of the control we exercise over such organizations - Disclosing such information would put the Company at a disadvantage to our adversaries on policy issues by revealing the Company’s priorities and methods and would not provide meaningful new information to our shareholders Our shareholders have not expressed support for this proposal, despite appearing on our ballot multiple consecutive years - This is the third year this proposal has been submitted - The proposal has failed to obtain more than 33% in either of its prior submissions    11 The Board urges shareholders to vote AGAINST this proposal that asks for disclosure beyond that required by other companies, placing the Company at a strategic disadvantage without providing meaningful new information to shareholders

Disney’s Current Proxy Access Bylaw Reflects Shareholder Input and Market Best Practices  Shareholder proposal: Requests amendments to existing proxy access bylaw to increase the number of allowed shareholder nominee directors (from 20% of the board or 2, to 25% of the board or 2), remove limitations on the number of shareholders that can form a nominating group, and remove the limitation on the re-nomination of shareholder nominees Current proxy access bylaw reflects the input of our major shareholders and is consistent with widely accepted market standards  Current bylaw allows a group of up to 20 shareholders holding an aggregate of 3% of the outstanding shares of the Company for at least three years to have Director nominees representing up to 20% of the Board (or 2) included in the Company's proxy statement  In crafting the bylaw, the Board sought to achieve the appropriate balance between accommodating investors' interests in proxy access while protecting against the disruption that could arise from a proxy access right  The Board has considered and rejected the three provisions set out in the proposal as they upset the balance reflected in the current bylaw Our shareholders did not express support for this proposal, which appeared on our ballot last year - The proposal received less than 30% support in 2017   12 The Board urges shareholders to vote AGAINST this proposal that would upset the balance between shareholder interests and Board stability reflected in Disney’s proxy access bylaw

Important Information About the Transaction with 21CF and Where to Find It

In connection with the proposed transaction between The Walt Disney Company ("Disney") and Twenty-First Century Fox, Inc. ("21CF"), Disney and 21CF will file with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-4 that will include a joint proxy statement of Disney and 21CF that also constitutes a prospectus of Disney. 21CF will file with the SEC a registration statement for a newly formed subsidiary ("SpinCo"), which is contemplated to own certain assets and businesses of 21CF not being acquired by Disney in connection with the proposed transaction. 21CF and Disney may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or registration statement or any other document which 21CF or Disney may file with the SEC. **INVESTORS AND SECURITY HOLDERS OF 21CF AND DISNEY ARE URGED TO READ THE REGISTRATION STATEMENTS, THE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS.** Investors and security holders may obtain free copies of the registration statements and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by 21CF and Disney through the web site maintained by the SEC at www.sec.gov or by contacting the investor relations department of :

21CF	Disney
1211 Avenue of Americas	c/o Broadridge Corporate Issuer Solutions
New York, NY 10036	P.O. Box 1342
Attention: Investor Relations	Brentwood, NY
1 (212) 852 7059	Attention: Disney Shareholder Services
	1 (855) 553 4763

Participants in the Solicitation

21CF, Disney and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding 21CF's directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is available in 21CF's Annual Report on Form 10-K for the year ended June 30, 2017 and its proxy statement filed on September 28, 2017, which are filed with the SEC. Information regarding Disney's directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is available in Disney's Annual Report on Form 10-K for the year ended September 30, 2017 and its proxy statement filed on January 12, 2018, which are filed with the SEC. A more complete description will be available in the registration statement on Form S-4, the joint proxy statement/prospectus and the registration statement of SpinCo.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, or the solicitation of an offer to subscribe for, buy or sell, or an invitation to subscribe for, buy or sell any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, invitation, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

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Cautionary Notes on Forward Looking Statements

This communication contains "forward-looking statements" within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "see," "will," "would," "target," similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed transaction or to make any filing or take other action required to consummate such transaction in a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction may not occur on the anticipated terms and timing or at all, (ii) the required regulatory approvals are not obtained, or that in order to obtain such regulatory approvals, conditions are imposed that adversely affect the anticipated benefits from the proposed transaction or cause the parties to abandon the proposed transaction, (iii) the risk that a condition to closing of the transaction may not be satisfied (including, but not limited to, the receipt of legal opinions and rulings with respect to the treatment of the transaction under U.S. and Australian tax laws), including a legal opinion on the tax-free treatment of the transaction to 21CF's stockholders, (iv) the risk that the anticipated tax treatment of the transaction is not obtained, (v) an increase or decrease in the anticipated transaction taxes (including due to any changes to tax legislation and its impact on tax rates (and the timing of the effectiveness of any such changes)) to be paid in connection with the Separation prior to the closing of the transactions could cause an adjustment to the exchange ratio, (vi) potential litigation relating to the proposed transaction that could be instituted against 21CF, Disney or their respective directors, (vii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transactions, (viii) risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction, (ix) negative effects of the announcement or the consummation of the transaction on the market price of Disney's common stock, (x) risks relating to the value of the Disney shares to be issued in the transaction and uncertainty as to the long-term value of Disney's common stock, (xi) the potential impact of unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition and losses on the future prospects, business and management strategies for the management, expansion and growth of Disney's operations after the consummation of the transaction and on the other conditions to the completion of the merger, (xii) the risks and costs associated with, and the ability of Disney to, integrate the businesses successfully and to achieve anticipated synergies, (xiii) the risk that disruptions from the proposed transaction will harm 21CF's or Disney's business, including current plans and operations, (xiv) the ability of 21CF or Disney to retain and hire key personnel, (xv) adverse legal and regulatory developments or determinations or adverse changes in, or interpretations of, U.S., Australian or other foreign laws, rules or regulations, including tax laws, rules and regulations, that could delay or prevent completion of the proposed transactions or cause the terms of the proposed transactions to be modified, (xvi) as well as management's response to any of the aforementioned factors.

These risks, as well as other risks associated with the proposed transactions, will be more fully discussed in the joint proxy statement/prospectus that will be included in the registration statement on Form S-4 that will be filed with the SEC in connection with the proposed transactions, as well as in the registration statement filed with respect to SpinCo. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 and the registration statement of SpinCo are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on 21CF's or Disney's consolidated financial condition, results of operations, credit rating or liquidity. Neither 21CF nor Disney assumes any obligation to publicly provide revisions or updates to any forward looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

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